Exhibit 99.1
INVESTOR PRESENTATION SECOND QUARTER 2025

NASDAQ: USCB USBC FINANCIAL HOLDINGS

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” “seek,” and

“intend,” the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future

financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit

risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions,

including the estimates used for our allowance for credit losses and deferred tax asset valuation allowance; the efficiency

and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and
regulations to which we are subject, including the laws for each jurisdiction where we operate; adverse changes or conditions in the capi

tal and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected

Credit Losses (“CECL”) standard; the lack of a significantly diversified loan portfolio and our concentration in the South Florida market,

including the risks of geographic, depositor, and industry

concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate; the effects of climate change; the concentration of ownership of our common stock;

fluctuations in the price of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation, interest rate, unemployment rate, and market and monetary fluctuations; the effects

of potential new or increased tariffs and trade restrictions; the impact of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies,

including operational risks, including, but not limited to, client,

employee, or third-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”). All forward

-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from
expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof,

and we undertake no obligation to update or revise any forward

-looking statements to reflect events or circumstances occurring after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in

the reports USCB Financial Holdings, Inc. filed or will file with the SEC. Non-GAAP Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures.

Management has included these non-GAAP financial measures

because it believes these measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance trends. Further, management uses these measures

in managing and evaluating the Company’s business and

intends to refer to them in discussions about our operations and performance.

Operating performance measures should be viewed in addition

to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable

to non-GAAP measures that may be presented by other companies.

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. All numbers included in this presentation are unaudited unless otherwise noted.

2

TABLE OF CONTENTS 1. Who We Are 2. Growth

Strategy 3. Review 4. Appendix 3

WE ARE A RELATIONSHIP-FIRST BANK

Company Overview

- Founded in 2002, U.S. Century Bank is a state-chartered bank headquartered in South Florida.
  - 9th largest Florida headquartered bank by deposits in Miami Dade County as of June 30, 2024. (1)
- Its holding company formed in December 2021, USCB Financial Holdings, Inc. (NASDAQ: USCB) is included in the Russell 3000 Index.
- The Bank conducted its initial public offering in July 2021, raising $40.0 million in equity capital.
- Full-service commercial bank offering products and services tailored to meet the needs of small-to-medium sized businesses, entrepreneurs and professionals in South Florida (Miami-Dade, Broward, and Palm Beach counties)
- SBA preferred lender, ranked as a top SBA 7(a) community bank lender in Miami-Dade and Broward counties
- 5-star Bauer Financial rating

ASSETS	LOANS (2)	DEPOSITS	EQUITY
$2.7B	$2.1B	$2.3B	$232M
NPA/ASSETS	**TOTAL RBC (3)**	**ROAA (4)**	**EPS (5)**
0.05%	13.73%	1.22%	$0.40

For the Company as of June 30, 2025.

Commercial Banking

- Focused on servicing small/medium-sized businesses within branch footprint
- Offer relationship-focused retail deposit products to owners and operators of SMBs
- Ability for customers to access accounts through online and mobile banking platforms
- Credit products include Asset-Based Loans, Lines of Credit and Term Loans
- Provide Treasury Management services to clients
- Relationship-driven with flexible solutions tailored to each client's need

South Florida



10 Branches

(1) FDIC Deposit Market Share Report as of 6/30/24.
(2) Loan amounts include deferred fees/costs.
(3) Company's regulatory capital ratio which is provided for informational purposes; the Company, as a small bank holding company, is not subject to regulatory capital requirements.
(4) Based on second quarter 2025. annualized.
(5) Fully Diluted EPS for the quarter ended June 30, 2025.

4

LOCATED IN A VIBRANT ECONOMY Florida is one of

the largest business markets in the country According to the U.S.

Small Business Administration’s October 2024 report, Florida ranks second among states with the largest SBA loan production (6,559 loans) and third in SBA lending amount ($3.5 billion) Enterprise

Florida reported the state had the lowest unemployment rate amongst the top ten largest states as of November 2024; Florida continues to maintain one of the lowest unemployment rates compared to the national rate According to CNBC, Florida ranked #5 in 2024 for business,

published July 2024 The tri-county area of Miami-Dade, Broward and Palm Beach is the premier market within the state of Florida

According to the U.S. Small Business Administration’s latest report,

Miami-Dade MSA accounts for more than 1/3 of small businesses in the state of Florida as of December 2024 A diverse

and vibrant economy Miami-Dade MSA has a rapidly growing population

The Miami-Dade MSA represents over 6 million residents and

will

reach close to 7 million by 2025 Business-friendly tax structures,

no personal income tax and a reasonable cost of living attract business to Florida 22 Fortune 500 companies are in Florida,

with 11 in the Miami-Dade MSA as of September 2024

Sources: U.S. Small Business Administration’s Office of Advocacy

for 2024, Enterprise Florida, U.S. Bureau of Labor Statistics,

Fortune Magazine, CNBC, Miami-Dade Beacon Council. 5

ATTRACTIVE DEMOGRAPHICS Florida remains the state

with the highest population growth, adding nearly 1 million residents between 2022 and 2024(1) 6th place GDP growth in the U.S.,

160 bps above national average in 1st quarter of 2024 (2) Unemployment rate was 3.4% compared to the national rate of 4.1% as of December

2024 (3) The labor force was up 3% percent (+40,298) over the year in May 2024 (4) 10% projected increase of Florida per Capita Personal

Income from 2023 to 2025 (5) Palm Beach County 2.9% unempl

oyment rate, below national average (6) Broward County 2.8%

unemployment rate, below national average (6) Miami-Dade County

2.2% unemployment rate, below national average (6) In Miami-Dade

County international trade was up 29.2% in the first half 2024,

trade value totaled $55 billion. (7) (1) United States Census

Bureau (2) U.S. Bureau of Economic Analysis Q1 2024 (3) U.S. Bureau

of Labor Statistics January 2025 (4) FloridaCommerce June Press

Release 2024 (5) Office of Economic and Demographic Researc

h

Florida (6) U.S. Bureau of Labor Statistics Miami, FL, Area

Economic Summary as of May 2024 (7) Regulatory & Economic Resources

Department. Data compares 1st half 2024 vs. 1st half 2020. 6

SEASONED MANAGEMENT Luis de la Aguilera Chairman,

President & CEO Previously President & CEO of TotalBank 41+

years in banking

Rob Anderson Chief Financial Officer Previously CFO of Capstar

Financial Holdings 19+ years in banking Bill Turner Chief Credit Officer

Previously CCO of Interamerican Bank 36+ years in banking Oscar

Gomez Head of Global Banking Division Previously at Regions Bank

31+ years in banking Maricarmen Logroño Chief Risk Officer

Previously at Doral Bank 21+ years in banking\ Nicholas Bustle

Chief Lending Officer Previously at Valley Bank 36+

years in banking Andres Collazo Director of Operations & IT

Systems Previously at TotalBank 34+ years in banking Martha

Guerra-Kattou Director of Sales & Marketing Previously at TotalBank

31+ years in banking Seasoned Management Team with

Local Banking Experience 7

ACCOMPLISHED BOARD OF DIRECTORS Luis de la Aguilera

Chairman, President & CEO Previously President & CEO of TotalBank

Director

since 2016 Aida Levitan Board Member President the Levitan Group

Director since 2013 Kirk Wycoff Board Member Managing

Partner, Patriot Financial Partners, L.P. Director since

2015 Howard Feinglass Board Member Managing Partner,

Priam Capital Director since 2015 Ramón Abadin Board Member

Partner, Ramon A. Abadin P.A. Director since 2017

Bernardo Fernandez, Jr. Board Member CEO, Baptist Health

Medical Group Director since 2017 Ramon A. Rodriguez, CPA

Board Member Chairman and Chief Executive Officer Cable Insuran

ce Director since 2022 Robert Kafafian Board Member Founder,

Chairman & Chief Executive Officer The Kafafian Group,

Inc. Director since 2022 Maria C. Alonso Board Member CEO and

Regional Dean of Northeastern University, Miami Campus Director

since 2022 Highly Accomplished and Aligned Board with Complementary

Track Records 8

OUR STRATEGY Organic Loan Growth: Take advantage

of platform that we have developed post 2015 recapitalization, capitalize on fragmented Miami-Dade MSA community banking market, and

continue to build market share Capitalize on inherent advantages over smaller community banks which lack our product expertise and breadth of service Due to significant consolidation, there exists a base of potential clients that desire to partner with a bank that is locally headquartered Team Lift-outs: Continue to bring in top tier talent to U.S. Century Bank, with teams attracted to culture,

public currency and local decision making Overall growth success will depend upon our ability to attract, retain, develop, incentivize,

and reward the human capital necessary to execute growth strategy

Attractive stock-based incentive compensation to attract

top tier talent Asset Purchases: Portfolio loan purchases; opportunistic to complement

organic growth initiatives Net capital can serve as dry powder to facilitate meaningfully sized portfolio acquisitions Proactively evaluating portfolio opportunities that are consistent with USCB’s credit philosophy Strategic Acquisitions: Become an active acquirer for Florida banks looking to find a partner Focused on strategic,

financially attractive acquisitions which support USCB’s organic growth strategy without compromising the risk profile Numerous potential partners in Miami-Dade MSA that may seek liquidity USCB is positioned to offer stock consideration 9

DIVERSIFIED BUSINESS VERTICALS Differentiated Banking

Product Offerings Specialty banking products, services and solutions designed for small businesses, homeowner associations, law firms, medical practices and other professional services firms, yacht

lending and global banking services PCG/Jurist Advantage $221MM

Deposits Deposit aggregating focus/strategy Tailored products

& services for law offices, managing partners, associates and other staff members Commercial deposit accounts, treasury manageme nt, commercial lending, student loan refinancing, residential loans and credit card services Yacht Lending $215MM

Loans Yacht financing for larger vessels, transaction range

is $750k -$7.5MM Brokered oriented business, 3 vendor approved brokers Member of the National Marine Lenders Association Launched

this new vertical in 2022 Association Banking $120MM Deposits

/ $112MM Loans Deposit aggregating focus/strategy Banking

for Homeowner Associations and Property Managers Offer

deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvements financing

Significant lending capacity to target larger credits Deposit aggregating focus/strategy Banking for Homeowner Associations and Property

Managers Offer deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvements financing Significant lending capacity to target larger

credits SBA / Small Business Lending June YTD Gain on sale $686 thousand

Relationship-oriented business focused on delivering fast loan commitments to small and medium-sized enterprises Predominately small business line of credits and CD secured loans Affordable SBA loan provider

Approved by the SBA to participate in the Preferred Lenders

Program June YTD gain from sale of SBA 7a loans is $686 thousand. Medical
Advantage $21MM Deposits Deposit aggregating focus/strategy As a concierge

-level banking service, MDAdvantage is designed to cater to the complex banking requirements of medical professionals. Offers a

broad range of products and services developed for physicians, dentists,

and veterinarians Correspondent Banking $268MM Deposits

/ $111MM Loans Comprehensive range of both domestic and international services with the latest in technology to ensure quick processing

Focus on Caribbean and Latin American countries Correspondent banking services include letters of credit, foreign collections,

wire transfers, ForEx and trade finance Balances as of June 30, 2025. 10

DEPOSIT AGGREGATING VERTICALS Deposits Trend

(EOP) In millions $88 $229 $312 $352 $446 $492 $626 $630

$16 $18 $21 $48 $129 $138 $154 $177 $200 $265 $268 $10 $38

$77 $68 $97 $112 $125 $120 $30 $62 $97 $130 $172 $164 $218

$221 2018 2019 2020 2021 2022 2023 2024 Q2 2025 JA/PCG HOA

Corresponding Banking MD Advantage Commentary As of June 30,

2025, deposits totaling $630 million were associated with the verticals.

Growth by vertical from 2018 to 2025: JA/PCG: $191 million. HOA:

$110 million. Correspondent Banking: $220 million. MD Advantage:

$21 million. 11

Q2 2025 HIGHLIGHTS GROWTH Average deposits increased

by $206.8 million or 9.9% compared to the second quarter 2024. Average loans increased $229.0 million or 12.5% compared to the second quarter 2024. Liquidity sources as of June 30, 2025, aggregated

$727 million in on-balance sheet and off-balance sheet

sources. Tangible book value per common share (a non-GAAP measure)

(1) at June 30, 2025, increased $0.30 or 10.7% annualized to $11.53, compared to $11.23 at March 31, 2025. TBV per share for June 30, 2025,

included an AOCI impact of ($2.08) and at March 31, 2025 ($2.05).

PROFITABILITY Net income was $8.1 million or $0.40

per diluted share, an increase of $1.9 million or 31.1% compared to the second quarter 2024. Net interest income before provision increase

d

$3.7 million or 21.5% to $21.0 million for the quarter compared to the second quarter 2024. ROAA was 1.22% for the second quarter

2025 compared to 1.01% for the second quarter 2024. ROAE was

14.29% for the second quarter 2025 compared to 12.63% for the second quarter 2024. Efficiency ratio improved to 51.77% during the second quarter 2025 compared to 56.33% for the second quarter

2024. CAPITAL/CREDIT The Company’s Board of Directors

declared a $0.10 per share of the Company’s Class A common stock dividend on July 21, 2025. The dividend will be paid on September

5, 2025, to shareholders of record at the close of business on Augus

t

15, 2025. At June 30, 2025, non-performing loans totaled

$1.4 million. ACL coverage ratio was 1.18% at June 30, 2025, and 1.19%

at June 30, 2024. Total stockholders' equity increased

by $30.5 million or 15.2% to $231.6 million compared to June 30, 2024.

(1) Non-GAAP financial measure. See reconciliation in this

presentation. 12

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

(1) In millions $735 $2,113 2016 2017 2018 2019 2020 2021

2022 2023 2024 Q1 Q2 2025 2025 Deposits In millions $782

$2,336 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 Q2

2025 2025 Total stockholder’s equity In millions $86 $232

2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 Q2 2025

2025 ACL/Total Loans 1.17% 1.18% 2016 2017 2018 2019

2020 2021 2022 2023 2024 Q1 Q2 2025 2025 Net charge-offs

(recoveries) In millions ($1,019) $702 2016 2017 2018 2019 2020 2021

2022 2023 2024 Q1 Q2 2025 2025 Nonperforming Assets/Total

Assets 1.58% 0.05% 2016 2017 2018 2019 2020 2021 2022 2023

2024 Q1 Q2 2025 2025 Net Interest Income In millions $30 $70

2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 Q2 2025

2025 Efficiency Ratio 94.15% 51.77% 2016 2017 2018 2019

2020 2021 2022 2023 2024 Q1 Q2 2025 2025 PTPP ROAA 0.24%

1.76% 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 Q2

2025 2025 (1) Loan amounts include deferred fees/costs. (2)

ACL was calculated under the CECL standard methodology for all periods beginning January 1, 2023, and the incurred loss methodology for all periods before. (3) Non-GAAP financial measure.

See reconciliation in this presentation. 13

FINANCIAL RESULTS In thousands (except per share

data) Q2 2025 Q1 2025 Q2 2024 Balance Sheet (EOP) Income Statement

Total Securities $444,122 $436,929 $406,050 Total Loans

(1) $2,113,318 $2,036,212 $1,869,249 Total Assets $2,719,474

$2,677,382 $2,458,270 Total Deposits

$2,335,661 $2,309,569 $2,056,702 Total Equity (2) $231,583

$225,088 $201,020 Net Interest Income $21,034 $19,115

$17,311 Non-Interest Income 3,370 $3,716 $3,211 Total

Revenue (3) 24,404 $22,831 $20,522 Provision for Credit Losses 1,031

$681 $786 Non-Interest Expense 12,634 $12,052 $11,560 Net

Income 8,140 $7,658 $6,209 Diluted Earning Per Share (EPS)

$0.40 $0.38 $0.31 Weighted Average Diluted Shares 20,295,794

20,319,535 19,717,167 14

KEY PERFORMANCE INDICATORS In thousands (except

for TBV/share) Q2 2025 Q1 2025 Q2 2024 GROWTH PROFITABILITY

CAPITAL/CREDIT Total Assets (EOP) $2,719,474 $2,677,382

$2,458,270 Total Loans (EOP) (1) $2,113,318 $2,036,212

$1,869,249 Total Deposits (EOP) $2,335,661 $2,309,569

$2,056,702 Tangible Book Value/Share (2)(3)

$11.53 $11.23 $10.24 Return On Average Assets (ROAA) (4) 1.22%

1.19% 1.01% Return On Average Equity (ROAE) (4) 14.29%

14.15% 12.63% Net Interest Margin (4) 3.28% 3.10% 2.94%

Efficiency Ratio 51.77% 52.79% 56.33% Non-Interest Expense/Avg.

Assets (4) 1.89% 1.88% 1.88% Tangible Common Equity/Tangible

Assets (2) 8.52% 8.41% 8.18% Total Risk-Based Capital

(5) 13.73% 13.72% 13.12% NCO/Avg Loans (4) 0.14% 0.00%

0.00% NPA/Assets 0.05% 0.16% 0.03% Allowance for

Credit Losses/Loans 1.18% 1.22% 1.19% (1) Loan amounts include deferred fees/costs. (2) Non-GAAP financial measures. See reconciliation in this presentation.

(3) AOCI effect on tangible book value per share was

($2.08) for Q2 2025, ($2.05) for Q1 2024 and ($2.28) for Q2 2024.

(4) Annualized. (5) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject

to regulatory capital requirements. 15

DEPOSIT PORTFOLIO Deposits AVG $2,083 $20,787 $2,139

$2,215 $2,291 $316 $326 $341 $400 $452 $1,101 $1,085 $1,156

$1,199 $1,212 $56 $58 $51 $53 $47 $610 $609 $591 $563 $580 Q2

2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Non-interest-bearing deposits

Interest-bearing checking deposits Money market and savings

Time deposits Deposit Cost 2.64% 3.74% 2.66% 3.76% 2.48%

3.43% 2.49% 3.34% 2.46% 3.29% Q2 2024 Q3 2024 Q4 2024

Q1 2025 Q2 2025 Deposit cost Interest-Bearing Deposit Cost

Commentary Average deposits increased $75.5 million

or 13.7% annualized compared to the prior quarter and increased

$206.8 million or 9.9% compared to the second quarter 2024. DDA average balance increased $17.1 million or 12.2% compared to prior quarter.

DDAs comprised 25.3% of total deposits for the second quarter

2025. Interest-bearing deposit costs decreased 5 bps compared to prior quarter and 45 bps compared to the second quarter 2024. (1)

Reflects effect of non-interest-bearing deposits. 16

LIQUIDITY EOP for Balance Sheet amounts Total Liquidity 25% 28%

26% 26% 27% 10% 15% 19% 13% 18% Jun-24 Sep-24 Dec-24

Mar-25 Jun-25 On Balance Sheet Liquid Assets Total Liquidity

Liquid Assets: On-Balance Sheet Liquidity / Total Assets

Total Liquidity: Total

Liquidity / Total Assets Sources of Liquidity (in millions) 6/30/2025

On Balance Sheet Liquidity Cash $7 Due from banks $44 Investment securities unpledged $259 Total on balance sheet liquidity (Liquid

Assets) $310 Off Balance Sheet Liquidity FHLB excess capacity

$237 Federal Reserve Discount Window $35 Fed Fund Lines

$145 Total off balance sheet liquidity $417 Total Liquidity

$727 Commentary We believe we are well positioned

to weather the current economic environment. We have ample

sources of liquidity, both on and off-balance sheet. Continued

growth of both deposits and loans maintained loan-to-deposit ratio around 90% for the past three quarters. Loan-to-Deposit Ratio 90.9%

90.8% 90.7% 88.2% 90.5% Jun-24 Sep-24 Dec-24 Mar-25 Jun

-25yy Liquidity calculation excludes vault cash reserves 17

LOAN PORTFOLIO Total Loans (AVG) 6.16% 6.32%

6.25% 6.17% 6.23% $1,828 $1,878 $1,959 $1,987 $2,057 Q2 2024

Q3 2024 Q4 2024 Q1 2025 Q2 2025 Loans Loan Yields

Gross Total Loans (EOP) (1) $1,865 $1,928 $1,965 $2,029

$2,106 $195 $199 $198 $219 $218 $112 $112 $82 $103 $110

$248 $248 $258 $256 $264 $257 $283 $298 $301 $307 $1,053 $1,095

$1,128 $1,150 $1,207 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2

2025 Commercial real estate Residential real estate Commercial and industrial Correspondent banks Consume and other Commentary

Average loans increased $70.6 million or 14.3% annualized compared to prior quarter and $229.0 million or 12.5% compared to the second quarter 2024. Loan yield increased 6 bps compared to the prior quarter and 7 bps compared to the second quarter 2024. Lo

an yield improved due to higher-yielding loan production in 2025 combined with a stable SOFR environment in Q2 2025 following rate

declines in Q4 2024. (1) Excludes deferred fees/cost. 18

LOAN PRODUCTION Net Loan Production Trend In millions,

except for ratios 8.01% 7.75% 7.14% 6.67% 7.12% $155 $108 $157

$95 $161 $123 $182 $119 $187 $110 Q2 2024 Q3 2024 Q4

2024 Q1 2025 Q2 2025 Loan Production/Lien change Loan Amortization/payoffs

New loans weighted average coupon Loan Composition Trend

EOP (1) In millions, except for ratios $948 $2,106 28% 15%

63% 57% 9% 28% Jun-20 Jun-25 Residential real estate Commercial real estate Real Estate Loans Commercial and industria, Correspondent banks, and Consumer nad other (1) Excludes deferred

fees/cost. Commentary f $369 million in gross loan production for 2025.

$95 million of Q2 2025 loan production closed in June, full impact on interest income is expected to be realized in the third quarter

2025. The weighted average coupon on new loans was 7.12% for the second quarter of 2025, 89 bps above the portfolio weighted average yield. Continued loan composition shift from real estate loans to non-CRE loans further diversifies our loan portfolio. 19

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) 2.94% 3.03% 3.16% 3.10% 3.28% $17,311 $18,109

$19,358 $19,115 $21,034 Q2 2024 Q3 2024 Q4 2024 Q1 2025

Q2 2025 Net Interest Income NIM Interest-Earning Assets

Mix (AVG) 4% 3% 2% 3% 2% 19% 18% 18% 17% 18%

77% 79% 80% 80% 80% Q2 2024 Q3 2024 Q4 2024 Q1 2025

Q2 2025 Total Loans Investment Securities Cash Balances

& Equivalents Commentary Net interest income increased

$1.9 million or 40.3% annualized compared to prior quarter and increased

$3.7 million or 21.5% compared to the second quarter 2024. NIM

Drivers: Larger balance sheet. Higher loan yields. Higher security yields. Lower deposit cost. $95 million of Q2 2025 loan production closed in June; full impact on interest income expected to be realized in the third quarter 2025. Interest Rates and Yields Q2 2024 Q3 2024

Q4 2024 Q1 2025 Q2 2025 Loans 6.16% 6.32% 6.25% 6.17% 6.23%

Investment securities 2.80% 2.61% 2.63% 2.81% 3.06% Interest

-earning assets 5.54% 5.61% 5.57% 5.51% 5.64% Deposits (2) 2.64%

2.66% 2.48% 2.49% 2.46% Interest-bearing liabilities 3.76%

3.79% 3.47% 3.37% 3.32% (1) Annualized. (2) Reflects effects of non-interest-bearing deposits. 20

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 2% Fixed Rate 41% Variable

Rate 57% 30% 9% 61% Prime CMT SOFR 23% 46+% 15% 16% 0-1

yrs. 1-2 yrs. 2-3 yrs. >3 yrs. Static NII Simulation Year

1 & 2 2.6% -100 +100 -2.8% -100 -08% 0.3% +100 Net Interest Income

change from base ($ in thousands and % change) 21

SECURITIES PORTFOLIO EOP for Balance Sheet amounts, in

millions Portfolio Composition 6% 30% 20% 25% 6% 6% 5%

2% CMO MBS CMBS SBA Agency Municipalities Corporate Bank

S subordinated Debt Securities Portfolio Key Metrics Metrics as of 06/30/2025

Securities Portfolio $444.1 AFS as % of portfolio 64% HTM as %

of portfolio 36% Weighted Avg. Portfolio Yield 2.79 Average

Life 6.6 Mod Duration 5.2 Commentary Securities portfolio totaled

$444.1 million; 64% of the portfolio is classified as AFS, while

36% is classified as HTM. The modified duration is 5.2 and the average life is 6.6 years. Duration has increased as the result of higher rates and lower prepayments. We expect to receive $24.8 million from the securities portfolio in 2025 at current rates; these cashflows will support loan growth or debt repayment. If rates drop 100 bps, we expect to receive $26.4 million. 75% of the portfolio is invested in mortgage-backed securities, boosting liquidity. Estimated

Short Term Cashflows (In millions except ratios) -100

Base +100 2025 $26.4 $24.8 $23.1 2026 $59.5 $56.3 $52.7 2027 $47.8

$45.8 $43.0 Total $133.7 $126.9 $118.9 Securities

Portfolio % 30.9% 29.4% 27.5% 22

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.19% 1.19% 1.22% 1.22% 1.18% $22,230 $23,067 $24,070 $24,740

$24,933 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Allowance

for credit losses ACL/total loans Non-performing Loans In thousands

(except ratios) 0.04% 0.14% 0.14% 0.20% 0.06% $758 $2,725 $2,707

$4,156 $1,366 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Non

-accrual loans Non-performing loans to total loans Commentary

Allowance for credit losses increased $193 thousand compared to prior quarter and $2.7 million compared to second quarter 2024.

ACL coverage ratio decreased to 1.18% at June 30, 2025, primarily due to a $709 thousand charge-off related to two consumer loans that had been partially reserved for in Q4 2024. Asset quality metrics improved, with declines in classified and non-performing loans following the sale of the collaterals securing two consumer loans.

Classified Loans (1) to Total Loans 0.45% 0.36% 0.37% .0.44%

0.27% (1) Loans classified as substandard at period end. No loans classified doubtful at any of the dates presented. 23

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real

estate CRE-Owner occupied CRE Non-owner occupied Commercial

real estate Correspondent banks Consumer and other 10%

15% 9% 48% 13% 5% $2,108 MM CRE Loan Mix Land/Construction

5% Other 3% Retail 27% Multifamily 18% CRE - Owner

Occupied 16% Office 10% Warehouse 11% Hotels 10%

$1,207MM As of 6/30/25 (1) Excludes deferred fees/cost

(2) Includes loan types: office, warehouse, retail, and other Commentary

Total loan balance at quarter end was $2,106 million (1).

Commercial Real Estate (owner occupied and non-owner occupied)

was 57.2% or $1,207 million of the total loan portfolio(1). CRE mix is diversified and granular. Retail non-owner occupied makes up 27% of total CRE or $327.4 million. CRE Loan Portfolio

(non-owner occupied and owner occupied) Weighted Average

Loan Type Outstanding Balance (1) LTV (2)

DSCR (3) Average Loan Size (1) Retail $348 56% 1.57 $3.1 Multifamily

$218 57% 1.34 $1.7 Office $183 55% 1.92 $1.6 Warehouse

$188 55% 1.77 $1.5 Hotel $121 58% 2.66 $4.5 Other $79 57% 2.16

$1.7 Land/Construction $70 50% NA $3.7 (1) Balance in

millions. Excludes deferred fees/cost. (2) LTV - Loan

to value ratio. (3) DSCR - Debt service coverage ratio. 24

NON-INTEREST INCOME In thousands (except ratios) Q2 2025 Q1

2025 Q4 2024 Q3 2024 Q2 2024 Total service fees

2,402 $2,331 $2,667 $2,544 $1,977 Wire fees $604 $570 $587 $563

$557 Swap fees $428 $93 $1,076 $1,285 $650 Other $1,370 $1,668

$1,004 $696 $770 Gain on sale of securities available for sale

- - - - 14 Gain on sale of loans held for sale 151 525 154 109 417 Other income 817 860 806 785 803 Total non-interest income

$3,370 $3,716 $3,627 $3,438 $3,211 Average total assets $2,677,198

$2,606,593 $2,544,592 $2,485,434 $2,479,222 Non-interest income/Average assets (1) 0.50% 0.58% 0.57% 0.55% 0.52% Commentary Non-interest income decreased $346 thousand compared to prior quarter,

primarily due to lower sales activity of SBA 7a loans. However,

non-interest income increased by $159 thousand compared

to second quarter 2024 mainly in other service fees, due to increased loan pre-payment penalties and title insurance fees. Gain on sale of SBA

7a loans represented $151 thousand for the second quarter

2025. Non-interest

income was 13.8% of total revenue for second quarter 2025 and

0.50% to average assets. (1) Annualized. 25

NON-INTEREST EXPENSE In thousands (except ratios) Q2 2025 Q1

2025 Q4 2024 Q3 2024 Q2 2024 Salaries and employee benefits

$7,954 $7,636 $7,930 $7,200 $7,353 Occupancy 1,337 1,284 1,337

1,341 1,266 Regulatory assessments and fees 396 421 405

452 476 Consulting and legal fees 263 193 552 161 263 Network and information technology services 564 505 494 513 479 Other operating expense 2,120 2,013 2,136 1,787 1,723 Total non-interest

expense $12,634 $12,052 $12,854 $11,454 $11,560 Efficiency

ratio 51.77% 52.79% 55.92% 53.16% 56.33% Non-interest expense/Average assets (1) 1.89% 1.88% 2.01% 1.83% 1.88% Full-time equivalent employees

203 201 199 198 197 Commentary Efficiency ratio for the second quarter of 2025 was 51.77%, the lowest since the third quarter of 2021. Salaries and employee benefits increased $318 thousand compared to the prior quarter due to sales incentives and management bonus accruals based on the Company’s performance in the second

quarter 2025 as compared to prior quarter. (1) Annualized. 26

CAPITAL Capital Ratios Leverage Ratio TCE/TA (2) Tier

1 Risk-Based Capital Total Risk-Based Capital AOCI

In Millions Q2 2025 9.72% 8.52% 12.52% 13.73% ($41.8) Q1

2025 9.61% 8.41% 12.48% 13.72% ($41.1) Q2 2024 9.03% 8.18%

11.93% 13.12% ($44.7) Well-Capitalized 5.00% NA

8.00% 10.00% Commentary The Company paid in June 2025 a cash dividend of $0.10 per share on the Company’s Class A common

stock; the aggregate distributed dividend amount was $2.0

million. AOCI was ($41.8) million or ($2.08) per share as of June

30, 2025. Q2 2025 EOP common stock shares outstanding: 20,078,385.

(1) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company,

the Company is not subject to regulatory capital requirements.

(2) Non-GAAP financial measures. See reconciliation in this

presentation. 27

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with limited

charge-offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base with

25.3% non-interest-bearing deposits (AVG) in Q2 2025

28

APPENDIX – RISK MANAGEMENT Risk Management Philosophy and

Culture Management has instilled a culture of adherence

to well-developed risk management procedures. Management is responsible for day-to-day risk management (identifying, evaluating, and addressin

g

existing and potential risks that may exist at the enterprise, strategic,

financial, operational, compliance and reporting levels). The risk management and compliance division consists of twenty-two professionals covering enterprise risk management, cybersecurity,

third-party risk, bank secrecy, consumer compliance, regulatory,

corporate, and legal affairs. The division plays an active

role in assessing corporate risks, compliance and collaborating with management to mitigate identified risks. Heightened focus on BSA / AML

/ KYC compliance due to foreign exposure. Individual country loan exposure limited to between 0% - 70% of total capital based on individual country risk. Correspondent banking services

offered exclusively to institutions in countries meeting U.S. Century’s robust risk tolerance framework. Highly experienced

compliance team with international compliance experience from larger banking institutions. The audit and risk committee of the board of directors consists of four members responsible for complete oversight of Company’s risk management, compliance, and internal

controls: Ramon Rodriguez (Chair), Bernardo Fernandez,

Ramón Abadin and Maria Alonso. Credit Philosophy Conservative

credit culture that encourages prudent and desirable loans over unchecked growth. Underwriting strength stems from deep understanding of

U.S. Century’s market, long-standing relationships with

clients, and a disciplined underwriting and credit review process.

Focused on maintaining a well-diversified and conservative loan portfolio. Robust Credit Administration Underwriting group supported by experienced
credit officers with both credit analysis and lending experience.

Effective and independent loan review. Credit Committee meetings conduct in-depth loan portfolio monitoring, including concentration limits. Active monitoring and reporting on existing or emerging concentrations and targeted reviews of any higher risk portfolios.

29

APPENDIX – TECHNOLOGY SUPPORT 30

APPENDIX – TECHNOLOGY SUPPORT 31

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) As of or For the Three Months Ended 6/30/2025 3/31/2025

12/31/2024 9/30/2024 6/30/2024 Pre-tax pre-provision ("PTPP")

income: (1) Net income $ 8,140 $ 7,658 $ 6,904 $ 6,949 $ 6,209

Plus: Provision for income taxes 2,599 2,440 2,197 2,213 1,967 Plus:

Provision for credit losses 1,031 681 1,030 931 786 PTPPincome

s 11,770 s 10,779 s 10,131 s 10,093 s 8,962 PTPP return on average assets: (1) PTPP income s 11,770 s 10,779 s 10,131 s 10,093 s 8,962

Average assets $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485

,434 $ 2,479,222 PTPP return on average assets (2) 1.76% 1.68%

1.58% 1.62% 1.45% Operating net incom e: (1) Net income s

8,140 s 7,658 s 6,904 s 6,949 s 6,209 Less: Net gains on sale of securities

- - - - 14 Less: Tax effect on sale of securities Operating

net income c g 140 c 7658 c 600A c E 040 c (4) C 100 - — ——

—— —— —— Operating PTPP income: (1) PTPPincome s 11,770

s 10,779 s 10,131 s 10,093 s 8,962 Less: Net gains on sale of securities

- - - - 14 Operating PTPP income s 11,770 s 10,779 s 10,131

2 10,093 s 8,948 Operating PTPP return on average assets: (1)

Operating PTPPincome s 11,770 $ 10,779 $ 10,131 $ 10,093

$ 8,948 Average assets s 2,677,198 $ 2,606,593 $ 2,544,592

$ 2,485,434 $ 2,479,222 Operating PTFP return on average

assets (2) 1.76% 1.68% 1 58% 1.62%

1.45% Operating return on average assets: (1) Operating netincome

s 8,140 s 7,658 s 6,904 s 6,949 s 6,199 Average assets s 2,677,198

$ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222 Operating return on average assets (2) 1.22% 1.19% 1.08% 1.11% 1.01%

Operating return on average equity: (1) Operating net income $ 8,140

s 7,658 s 6,904 s 6,949 s 6,199 Average equity $ 228,492

$ 219,505 $ 215,715 $ 206,641 $ 197,755 Operating return on average equity (2) 14.29% 14.15% 12.73% 13.38% 12.61% Operating
Revenue: (1) Net interest income $ 21,034 s 19,115 s 19,358 s 18,109

s 17,311 Non-interest income 3,370 3,716 3,627 3,438 3,211

Less: Net gains on sale of securities Operating revenue c

2A404 c 29 831 c 22 085 c 21 547 c 14 20 508 —— — - — - 2 -----

—— 2— —— —— 2 — Operating Efficiency Ratio: (1) Total non-interest expense $ 12,634 s 12,052 s 12,854 s 11,454 s 11,560 Operating

revenue $ 24,404 $ 22,831 $ 22,985 $ 21,547 $ 20,508 Operating

efficiency ratio 51.77% 52.79% 55.92% 53.16% 56.37% 1. The

Company believes these non-GAAP measurements are key

indicators of the ongoing earnings pow er of the Company. 2. Annualized.

32

APPENDIX – NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

		As of or For the Three Months Ended				
		6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Tangible book value per common share (at period-end):	(1)					
Total stockholders' equity		$ 231,583	$ 225,088	$ 215,388	$ 213,916	$ 201,020
Less: Intangible assets		-	-	-	-	-
Less: Preferred stock						
Tangible stockholders' equity		$ 231,583	$ 225,088	$ 215,388	$ 213,916	$ 201,020
Total shares issued and outstanding (at period-end):						
Total common shares issued and outstanding		20,078,385	20,048,385	19,924,632	19,620,632	19,630,632
Tangible book value per common share	(2)	$ 11.53	$ 11.23	$ 10.81	$ 10.90	$ 10.24
Operating diluted net income per common share:	(1)					
Operating net income		$ 8,140	$ 7,658	$ 6,904	$ 6,949	$ 6,199
Total weighted average diluted shares of common stock		20,295,794	20,319,535	20,183,731	19,825,211	19,717,167
Operating diluted net income per common share:		$ 0.40	$ 0.38	$ 0.34	$ 0.35	$ 0.31
Tangible Common Equity/Tangible Assets	(1)					
Tangible stockholders' equity		$ 231,583	$ 225,088	$ 215,388	$ 213,916	$ 201,020
Tangible total assets	(3)	$ 2,719,474	$ 2,677,382	$ 2,581,216	$ 2,503,954	$ 2,458,270
Tangible Common Equity/Tangible Assets		8.52%	8.41%	8.34%	8.54%	8.18%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.
(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible total assets is the same amount as total assets calculated under GAAP.

33

CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 34